AGREEMENT AND PLAN OF MERGER
                          ----------------------------

         THIS AGREEMENT AND PLAN OF MERGER, dated as of April ____, 2004 ("Agreement"), among Windsortech, Inc., a Delaware corporation ("Parent"), QualTech International Acquisition Corporation and QualTech Services Acquisition Corporation, Delaware corporations and wholly owned subsidiaries of Parent (collectively the "Merger Subs"), and QualTech International Corporation and QualTech Services Group, Inc., Minnesota corporations (collectively the "Companies") and the sole shareholders of Companies, Joel L. Owens and Jolene L. Owens, respectively, residents of Minnesota (collectively the "Shareholders").


                                   WITNESSETH

         WHEREAS, the boards of directors of Parent, Merger Subs and Companies and Shareholders have each determined that it is advisable and in the best interests of their respective stockholders and as approved with respect to Shareholders, for Parent and Merger Subs to enter into business combinations with Companies upon the terms and subject to the conditions set forth herein;

         WHEREAS, in furtherance of such combinations, the boards of directors of Parent and Merger Subs have each approved the merger of Merger Subs with and into Companies (the "Mergers") in accordance with the applicable provisions of the Delaware General Companies Law (the "DGCL") and the Minnesota Business Companies Act (the "MBCA") and upon the terms and subject to the conditions set forth herein;

         WHEREAS, Parent, Merger Subs and Companies intend, by approving resolutions authorizing the Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder; and

         WHEREAS, pursuant to the Mergers hereunder, each outstanding share ("Shares") of the Companies' common stock, no par value, of which said Shares are wholly owned (100% of all outstanding Shares), and are duly and beneficially owned by Shareholders, shall be converted into the right to receive the merger consideration (pursuant to Section 1.6 hereof), upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Subs, Companies, and Shareholders hereby agree as follows:

                                    ARTICLE 1

                                   THE MERGER
                                   ----------

         1.1      The Merger.
                  ----------

                  (a) Surviving Companies.  At the Effective Time (as defined in
Section 1.2), and subject to and upon the terms and conditions of this Agreement, the DGCL and the MBCA, the Companies shall be merged with and into the Merger Subs (QualTech International Corporation into QualTech International Acquisition Corporation and QualTech Services Group, Inc. into QualTech Services Acquisition Corporation), the separate corporate existence of Companies shall cease, and the Merger Subs shall continue as the surviving companies. The Merger Subs as the surviving companies after the Mergers are hereinafter sometimes referred to as the "Surviving Companies".

                  (b) Closing. Subject to the satisfaction or waiver of the conditions set forth in Article IV, the consummation of the Mergers will take place as promptly as practicable after execution of this Agreement and the satisfaction or waiver of the conditions set forth in Article IV, conjunctively at the offices of Burger, Trailor & Farmer, P.A. and David L. Vegemast, P.A., at a date and time as mutually agreed to by the parties hereto (the "Closing Date").

         1.2 Effective Time. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Article IV, the parties hereto shall cause the Mergers to be consummated by filing duly executed and delivered Certificates of Merger and/or Articles of Merger with respect to both merger transactions in the forms attached hereto at Exhibit 1.2 as contemplated by the DGCL and the MBCA respectively, with the Secretary of States of Delaware and Minnesota, as required by, and executed in accordance with the relevant provisions of, the DGCL and the MBCA (the time of such filing being the "Effective Time").

         1.3 Effect of the Merger. At the Effective Time, the effect of the Mergers shall be as provided in this Agreement, the Certificates of Merger, Articles of Merger, and applicable law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Companies and Merger Subs shall vest in the Surviving Companies, and all debts, liabilities and duties of the Companies and Merger Subs shall become the debts, liabilities and duties of the Surviving Companies. Notwithstanding the foregoing, the parties hereto agree that all operating income and expenses shall be attributed to, property of, and obligations of the Surviving Companies as of May 1, 2004 and thereafter.

         1.4 Surviving Companies - Names.

         The names of the Surviving Companies shall be amended as of or immediately after the Mergers to be "QualTech International Corporation" and "QualTech Services Group, Inc.".



         1.5 Directors and Officers. The directors of Merger Subs immediately prior to the

Effective Time shall be the initial directors of the Surviving Companies, each to hold office in accordance with the Certificates of Incorporation and Bylaws of the Surviving Companies, and the officers of Merger Subs immediately prior to the Effective Time shall be the initial officers of the Surviving Companies, in each case until their respective successors are duly elected or appointed and qualified.

         1.6 Merger Consideration.

                  (a) At the Effective Time, all Shares issued and outstanding immediately prior to the effectiveness of the Mergers, other than Shares held in treasury shall, by virtue of the Mergers and without any action on the part of the holder thereof, automatically be canceled and extinguished and converted into the right to receive One Million Nine Hundred Fifty Seven Thousand Eight Hundred Thirty One (1,957,831) shares of restricted common stock of Parent, with demand registration rights (which are subject to registration rights pursuant to this Article 1) ("Parent Shares"), such shares having an aggregate value of Three Million Two Hundred Fifty Thousand Dollars ($3,250,000.00) upon a value of Parent Shares (the "Valuation Price") which is equal to the average closing price of Parent Shares as published by "Yahoo Finance" for twenty (20) trading days prior to May 1, 2004 (i.e., $1.66 per share). Shares shall be issued to Joel L. Owens and Jolene L. Owens, shareholders of QualTech International Corporation and QualTech Services Group, Inc., respectively, in accordance with their percentage of equity (per April 30, 2004 balance sheets of the Companies) acquired in QualTech International Corporation and QualTech Services Group, Inc., respectively, at May 1, 2004.

                  (b) Payment transfer in United States Dollars by cashier's check or wire transfer in the total amount of Three Million Two Hundred Fifty Thousand Dollars ($3,250,000.00), less any agreed upon advance payments, on the Closing Date or in no case later than May 14, 2004, unless agreed to in writing by representatives of the Companies and Shareholders. Said cash consideration shall be payable to Joel L. Owens and Jolene L. Owens, shareholders of the Companies, payable in accordance with the percentage equity levels as determined under Section 1.6(a).

                  (c) At the Effective Time, each Share held in treasury immediately prior to the Effective Time shall, by virtue of the Mergers and without any action on the part of the holder thereof, automatically be canceled and retired and all rights in respect thereof shall cease to exist. 1.7 Exchange of Certificates.

                  (a) Parent Shares at Closing. Parent shall supply, or shall cause to be supplied, not later than ten (10) business days following the Closing Date and upon receipt of each outstanding Share of the Companies Shares, 1,000 Shares of QualTech International Corporation held by Joel L. Owens and 1,000 Shares of QualTech Services Group, Inc. held by Jolene L. Owens, with certificates evidencing the Parent Shares issuable pursuant to Section 1.6 in exchange for the outstanding Shares. All of the Parent Shares issued in the Mergers shall be issued as of and be deemed to be outstanding as of the Effective Time. Parent shall cause all such Parent Shares to be issued in connection with the Mergers to be duly authorized, validly issued, fully paid and nonassessable.

                  (b) Restrictions. The Parent Shares issuable pursuant to
Section 1.6 shall be subject to transferability restrictions as set forth below:

                  (i) Parent will register the Parent Shares at the earliest date allowable subject to any prior contractual commitments(s) with third parties and to applicable laws and/or regulations. Parent, in conjunction with Shareholders and the Companies, agrees that it will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the shares of Parent's common stock issuable to Companies pursuant to this Section (the "Registration Statement"), and such Registration Statement shall be filed within ninety (90) days of the Closing Date. Parent, subject to the limitations set forth above, shall use its reasonable efforts to cause the Registration Statement to become effective within nine (9) months after the date of this Agreement. Parent, in conjunction with Shareholders and the Companies, shall prepare and file with the Commission such amendments and supplements to the Registration Statement, including post-effective amendments and the prospectus used in connection therewith that may be necessary to keep such Registration Statement effective for a period of not less than nine (9) months and to comply with the provisions of the Securities Act of 1933, as amended, and the regulations promulgated pursuant thereto (the "Act").

                  (ii) In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in the Registration Statement, the Parent will use its best efforts to obtain the withdrawal of such order.

                  (iii) Parent shall bear all costs,  fees or expenses  involved in the preparation and filing of the Registration Statement by Parent, including without limitation, accounting and auditing fees and expenses, expenses in connection with the state qualifications specified above, filing fees, legal counsel fees and expenses and printing expenses. Companies, however, shall pay all applicable transfer taxes and brokerage commissions as a result of any sale by Companies.

                  (iv) In the event that Parent is unable to file the Registration Statement within two hundred seventy (270) days or any mutually negotiated extension thereof, within ten (10) days thereafter, Companies may, at their sole option, require Parent to immediately, in effect, convey back to Companies their respective shares in the Companies in exchange for their shares in the Companies and return of all sums paid hereunder plus interest at ten (10%) percent per annum. The failure to timely rescind said transaction shall constitute an irrevocable waiver of the right to so rescind.

                  (v) If the registration described in this Section is an underwritten primary registration on behalf of Parent, and the managing underwriters advise Parent in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range that is acceptable to Parent, Parent will include in such registration (a) first, on a prorata basis, the securities Parent proposes to sell and the registerable securities requested to be included in such registration, and (b) secondly, other securities requested to be included in such registration.

                  (vi) If the registration described in this Section is an underwritten secondary registration on behalf of holders of Parent's securities, and the managing underwriters advise the company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, Parent will include in such registration
                        (a) first, the securities requested to be included therein by the holders requesting such registration and the registerable securities requested to be included in such registration, and (b) second, other securities requested to be included in such registration.

                  (c) Legend. Each certificate representing Parent Shares shall bear a legend substantially in the following form:

                        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF DESCARTES THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) SUBJECT TO (D) BELOW, OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, OR (B) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (C) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM SUCH REGISTRATION AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN THE U.S.

                  (d) Restrictions on Parent. From and after the date hereof, and continuing through the period of time necessary to complete the Registration Statement for the shares conveyed, or until termination of Joel L. Owens' employment agreement with Parent and/or Merger Subs or discontinuation of additional consideration under Section 1.11 hereof, whichever is earlier, Parent shall comply with the following covenants and restrictions:

            (i) Parent shall not sell, transfer, mortgage, pledge or otherwise dispose of the Shares or otherwise subject the Shares to any lien or other encumbrance.

            (ii) Parent shall not cause or permit to sell, transfer, mortgage, pledge or otherwise dispose of any assets of the Surviving
                  Companies or otherwise subject any of Surviving Companies assets to any line or other encumbrance other than in the ordinary course of business.

            (iii) Parent  shall  cause or  permit  the  Surviving  Companies  to operate its businesses in the ordinary course in accordance with past business practices and in accordance with all applicable laws, rules and regulations.

            (iv) Parent shall not cause or permit the Surviving Companies to issue any additional shares of its capital stock.

            (v) Parent shall not cause or permit the Surviving Companies to incur any indebtedness other than in the ordinary course of business or as reasonably necessary.

            (vi) Parent shall not cause or permit the Surviving Companies to issue any dividends, profit distributions, salary bonuses or other compensation to Parent or any principal, officer, director, employee or agent of Parent.

            (vii) Parent  shall not cause or permit the  Surviving  Companies to expend, utilize or dissipate any of its cash assets other than in the ordinary course of business.

            (viii)Parent  shall not cause or permit the  Surviving  Companies to terminate the employment of any their employees (current employees of Companies) other than for good cause.

         1.8 Stock Transfer Books. At the Effective Time, the stock transfer books of the Companies shall be closed, and there shall be no further registration of transfers of Companies common stock thereafter on the records of the Companies.

         1.9 No Further Ownership Rights in Companies Common Stock. The merger consideration delivered upon the surrender for exchange of Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Shares, and there shall be no further registration of transfers on the records of the Surviving Companies of

Shares which were outstanding immediately prior to the Effective Time.

         1.10 Tax Consequences. It is intended by the parties hereto that the Mergers shall constitute reorganizations within the meaning of Section 368(a) of the Code.

         1.11 Contingent Additional Merger Consideration. Contingent additional merger consideration shall be due as follows: Within thirty (30) days following the second anniversary of the Effective Date, Joel L. Owens shall be entitled to additional restricted Parent Shares (subject to registration rights pursuant to
Section 1.7) representing at least fifty percent (50%) of total consideration paid under this Section 1.11 and to cash payments (actual amount of cash consideration up to fifty percent (50%) of additional consideration to be determined at the discretion of Parent) which have a value of five and one half (5.5) times that sum which the Companies average net income after taxes shall exceed One Million One Hundred Thousand Dollars ($1,100,000.00) based upon the net income after taxes (earned income sum). [By way of example, if after closing
- Companies net income after taxes year 1 is 1.2 million dollars; Companies net income after taxes year 2 is 1.4 Million Dollars; average Net Income after taxes is .2 Million Dollars; this now shall be multiplied by 5.5 (1.1 Million Dollars) to determine the earned income sum.] Net income after taxes shall be determined by the Parent's auditors in accordance with generally accepted accounting principles, using a combined tax rate for state and federal taxes of thirty-eight percent (38%). The number of shares Joel L. Owens shall receive shall be that number of shares which represents the monetary value of the earn out sum based upon the average closing price of Parent's stock. If, upon such first anniversary of the date of this Agreement, net income after taxes is less than One Million One Hundred Thousand Dollars ($1,100,000.00), Parent shall not be obligated to pay Joel L. Owens pursuant to this Section. The compilation of the financial statements referenced herein shall be consistent with the Companies' current practice as directed by Parent's accountants. Any earnings attributable to entities obtained through acquisitions made by intercompany charges or management fees (except reasonable charges for working capital infusions) shall not be factored into the calculation of net income after taxes for purposes of this Agreement. Any distribution of the shares shall be apportioned between Joel L. Owens and Jolene L. Owens as determined at their discretion.

         1.12 Taking of Necessary Action; Further Action. Parent, Merger Subs, Companies, and Shareholders will take all such reasonable and lawful actions as may be necessary or appropriate in order to effectuate the Mergers in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Companies with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Companies and Merger Subs, the officers and directors of the Companies and Merger Subs immediately prior to the Effective Time are fully authorized in the name of their respective Companies or otherwise to take, and will take, all such lawful and necessary action.



                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANIES
                 -----------------------------------------------
                                AND SHAREHOLDERS
                                ----------------

         The Companies and Shareholders represent, covenant, warrant and agree that the documents provided to Parent are true and correct and further covenant, warrant and agree that:

         2.1 Companies are duly organized, validly existing, and in good standing under the laws of Minnesota and Companies have all necessary corporate powers to own their properties and to operate their businesses as now owned and operated; and, except for qualification in the State of Minnesota, neither the ownership of their properties nor the nature of their businesses requires Companies to be qualified in any jurisdiction other than the state of its incorporation.

         2.2 The authorized capital stock of QualTech Services Group, Inc. consists of one hundred thousand (100,000) shares and QualTech International Corporation consists of ten thousand (10,000) shares of common stock, having no par value, of which 1,000 shares are issued and outstanding with respect to both entities. All of the Shares are validly issued, fully paid, and nonassessable, with no personal liability attaching to the ownership thereof. There are no outstanding subscriptions, options, rights, warrants, convertible securities, calls, or other agreements or commitments obligating the Companies to issue or to transfer from treasury or to issue any additional shares of its capital stock.

         2.3 Shareholders of the Companies are the owners, beneficially and of record, of all the Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges and restrictions. Companies have full power and authority to transfer the Shares to Parent.

         2.4 Exhibit 2.4(a) attached to this Agreement and made a part hereof by reference is comprised of the audited balance sheets of the Companies for the fiscal years ended as of December, 2002, 2003 and the related statements of income and retained earnings for the years ending on those dates. Exhibit 2.4(b) attached to this Agreement and made a part hereof by reference sets forth the balance sheet of Companies as of March 31, 2004, together with related statements of income and retained earnings for 3 month period ending on such date. The financial statements in Exhibits 2.4(a) and 2.4(b) are referred to as the "Financial Statements", and have been prepared by the Companies certified public accountants. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by the Companies throughout the periods indicated, they are complete and correct and represent the financial position of the Companies as of the respective dates of the balance sheets included in the Financial Statements, and the results of its operations for the respective periods indicated.

         2.5 Since March, 31, 2004 there has not been any:

                  (a) Transaction, contract or commitment by Companies except in the ordinary course of business;

                  (b)   Capital expenditure by Companies exceeding $10,000.00;

                  (c) Material adverse change in the earnings, operations, assets, liabilities, properties, business or prospects of Companies, or in their condition, financial or otherwise;

                  (d) Destruction, damage to, or loss of any asset of Companies (whether or not covered by insurance) that materially and adversely affects the financial condition, business, or prospects of Companies;

                  (e) Labor trouble or other event or condition of any character materially and adversely affecting the financial condition, business, assets, or prospects of Companies;

                  (f)   Change in  accounting  methods or practices  (including,
                        without  limitation,   any  change  in  depreciation  or
                        amortization policies or rates) by Companies;

                  (g) Declaration, setting aside, or payment of a dividend or other distribution or other payment in respect to the capital stock of Companies, or any direct or indirect redemption, purchase or other acquisition or sale or disposition by Companies of any of its shares of capital stock, or grant of any warrants, options or other rights to purchase or convert any obligation into any shares of capital stock of Companies;

                  (h) Increase in the salary or other compensation payable to or to become payable by Companies to any of its officers, or employees, other than the increases in the normal course of business, or the declaration or payment, or commitment or obligation of any kind for the payment, by Companies of a bonus or other additional salary or compensation to any person, other than those customarily given in the past;

                  (i)   Sale,   assignment,    conveyance,   lease,   or   other
                        disposition of any asset of Companies, or agreement to do so, except in the ordinary course of business;

                  (j) Amendment or termination of any contract, agreements, or license to which Companies are a party, except in the ordinary course of business;

                  (k) Loan by Companies to any person or entity, or guaranty by Companies of any loan or obligation;

                  (l) Mortgage, pledge, or other encumbrance of or lien, charge or security interest upon any asset of Companies;

                  (m) Creation or incurrence of (i) any obligation or liability by Companies to Shareholders or (ii) any other obligation or liability by Companies (contingent or otherwise) to anyone or to any entity, except (A) normal trade or business obligations incurred in the ordinary course of business, the performance of which will not, individually or in the aggregate, have a material adverse effect on Companies financial condition or results of operations, and (B) obligations disclosed in the exhibits attached hereto;

                  (n) Discharge or satisfaction of any lien or encumbrance or payment of any liability or obligation (fixed or contingent) of the Companies, except in the ordinary course of business;

                  (o) Cancellation or compromise of any claim or debt of or owed to Companies, except for adjustments made in the ordinary course of business which, in the aggregate, are not material;

                  (p) Waiver or release of any rights material and adverse to the operations, earnings, assets, liabilities, properties, business, prospects or condition (financial or otherwise) of Companies;

                  (q)   Charitable  contributions by Companies not in accordance
                        with  past   practice  or  entry  into  any   commitment
                        therefor; and

                  (r) Loss of supplier(s) or customer(s) which loss(es), individually or in the aggregate, having had or is expected to have, a material adverse effect on Companies business or operations.

         2.6 Since March 31, 2004, there has not been any change in the financial condition or operations of Companies, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

         2.7 Companies have no debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in Companies balance sheets as of March 31, 2004, except for those that may have been incurred after the date of that balance sheet and are expressly disclosed in this Agreement or in the exhibits attached hereto. All debts, liabilities, and obligations incurred after that date were incurred in the ordinary course of business, are usual and normal in amount both individually and in the aggregate, and are expressly disclosed in this Agreement or in the exhibits attached hereto. Except as set forth herein or in the exhibits hereto, Companies do not know and have no reasonable grounds to know of any basis for assertion against Companies of any claim or liability of any nature in any amount not fully and expressly disclosed in the Financial Statements.

         2.8 Within the times and in the manner prescribed by law, Companies have filed all federal, state, local and other governmental agencies, all tax returns and reports required by law and have paid all taxes, assessments, penalties and all other charges due and payable pursuant or related to same. All such returns, reports and payments properly and accurately reflect the tax and other liabilities of Companies for the periods indicated thereon or for which payment is made, and they are accurate and complete in all respects. The provisions for taxes reflected in the Companies balance sheets as of March 31, 2004, are for any and all federal, state, county, and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by Companies. Companies have not received any notice nor have they any knowledge of any tax deficiency outstanding, proposed or assessed against it. Companies have made all withholding and payments of tax required to be made under all applicable federal, state and local tax regulations and such withholdings have either been paid to the respective governmental agencies or set aside in accounts for such purposes or accrued, reserved against and entered upon the books of the Companies. Companies have not executed or filed with the Internal Revenue Service or any other taxing authority any agreement or other document extending, or having the effect of extending, the period for collection or assessment of any taxes. Companies have not filed any consent with the Internal Revenue Service described in Section 341(f) of the Internal Revenue Code.

         2.9 True and correct copies of the real property lease(s) of premises occupied by Companies have been provided to Parent, which lease(s) are valid and in full force, and there does not exist any default or event that with notice or lapse of time, or both, would constitute a default under said lease. The Companies are not a party to any other real property lease. No consent to the transaction contemplated herein is required from any lessor(s) under the lease(s).

         2.10 The binders provided to Parent contains: schedule listing all trucks, automobiles, machinery, equipment, furniture, fixtures, supplies, tools, and all other tangible personal property owned by, in the possession of, or used by Companies in connection with its business and except for inventories, such assets constitute all such tangible personal property used for the conduct by Companies of their businesses. None of the assets is leased by the Companies.

         2.11 Exhibit 2.11 attached to this Agreement and made a part hereof by reference is comprised of a schedule of the accounts receivable of Companies as of March 31, 2004, as reflected in the balance sheet as of that date, included in the Financial Statements, together with an aging of these accounts. These accounts receivable, and all accounts receivable of Companies created after that date, arose from valid sales in the ordinary course of business. These accounts have been collected in full since that date, or are collectible at their full amounts, less any reserve as indicated on the Companies financial statements attached at Exhibits 2.4(a) and 2.4(b).

         2.12 Except for those listed on Exhibit 2.12 attached hereto and made a part hereof by reference, Companies use no trademark, patent, service mark, or copyright in their businesses, nor do they own any trademarks, trademark registrations or applications, trade names, service marks, patents, copyrights, or copyright registrations or applications. (hereafter collectively referred to as "Marks"). Companies have not and do not knowingly infringe upon any Marks.

         2.13 Companies have good and marketable title to all their assets and interests in assets, whether real, personal, mixed, tangible, and intangible, which constitute all the assets and interests in assets that are used in the businesses of Companies, including, without limitation, all assets listed in the Financial Statements and exhibits hereto. All these assets are free and clear of restrictions on or conditions to transfer or assignment, and are free and clear of mortgages, liens, pledges, charges, encumbrances, claims or restrictions.

         2.14 Companies have no employment contracts or collective bargaining agreements, nor has it any pension, bonus, executive compensation, incentive, deferred compensation, group life or hospitalization, profit-sharing, stock purchase or option, consulting or other agreements or arrangements providing for employee remuneration or benefits to which Companies are a party or by which Companies are bound (and any such bonus and profit sharing plan is terminable at will). There is no pending or, to Companies knowledge, threatened labor dispute, strike, or work stoppage affecting Companies businesses, nor is there any organizational activity by any labor union directed at Companies' employees.
Exhibit 2.14 also sets forth a true, correct and complete listing of the names and current annual compensation rates of all present directors and officers of Companies and its ten highest paid employees.

         2.15 Companies are in compliance with all federal, state and local laws affecting employment and employment practices, collective bargaining and the payment of social security and similar taxes, including terms and conditions of employment, wages and hours, and is not engaged in nor has within the past six months engaged in any unfair labor practices. There are no present employees who have expressed an unwillingness to continue to be employed by Companies upon consummation of the transactions contemplated herein, and there are no current organizational efforts being made or threatened involving any employees of Companies. There are no prior or present employees (or their beneficiaries) of Companies having pension or retirement benefits under any defined benefit pension plan, defined contribution plan or any other retirement plan or arrangement, formal or informal, written or oral. Companies are in compliance with the provisions for fringe benefits which cover employees.

         2.16 The binders provided to Parent contain a description of all insurance polices held by Companies concerning their businesses and properties. Companies have maintained and now maintain (i) insurance on all its assets and businesses of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (ii) adequate insurance protection against all liabilities, claims, and risks against which it is customary to insure. All premiums due on each such policy of insurance have been paid through the date and in the amount shown in Exhibit 2.16 attached hereto.

         2.17 Companies presently have all licenses, permits, and other authorizations from federal, state and local authorities necessary for the conduct of the businesses presently conducted by Companies, and Companies have not received any notice to the contrary. Companies are in compliance with all applicable federal, state and local laws, rules and regulations and published guidelines relating to the conduct of their businesses and operations and assets and have not received any notice to the contrary.


         2.18 Companies are not engaged in or party to, or threatened with or affected by, any legal action or other proceeding before any court or
administrative   agency,   department,   commission,
board, bureau or other instrumentality, and there are no outstanding orders, judgments, consent decrees, stipulations or similar obligations by or with any court or administrative agency, or other legal action or threatened legal action, claims, suits or proceedings, public or private, affecting the Companies; except as disclosed by Exhibit 2.18 attached hereto.

         2.19 The binders provided to Parent contain a complete list of all material contracts, agreements or commitments to which Companies are a party or by which they are in any way obligated or any of their assets or properties may be bound. Companies have furnished to Parent a true and complete copy of all of the contracts and other commitments, each of which is a valid and binding obligation of the parties thereto and is enforceable in accordance with its terms. All of the bonus and profit sharing plans of Companies are terminable at will. No default exists, or will result from the consummation of the transactions contemplated herein, and no event exists which with notice or passage of time, or both, would constitute a default, under any of such contracts, agreements or other commitments or any other contracts, agreements or commitments referred to herein, under which Companies are bound.

         2.20 Companies have furnished to Parent for its examination (i) correct and current copies of the Articles of Incorporation and Bylaws for Companies;
(ii) the Minute Books of Companies containing all records required to be set forth of all proceedings, consents, actions, and meetings of the shareholders and board of directors of Companies; and (iii) the stock transfer books of Companies setting forth all issuance and transfers of any capital stock. Said documents are true and correct.

         2.21 Companies do not own, beneficially or of record, any shares of capital stock of, or hold any other equity interest in, any person, firm, corporations or other entities.

         2.22 The assets and properties owned, operated or leased by Companies and currently used in their businesses are in a good state of repair and operating condition.

         2.23 The books, records and workpapers of Companies are complete and correct, have been maintained in accordance with good business practices and accurately reflect the basis for the financial condition and results of operations of Companies set forth in the Financial Statements.

         2.24 The conduct of Companies businesses do not violate or infringe any patent, trademarks or other proprietary rights or any federal, state, local or other laws, statutes, ordinances or regulations, the enforcement of which could materially and adversely affect the businesses or operations of Companies or the value of their properties and assets.

         2.25 Companies do not have any employee profit-sharing, pension or retirement plans except as disclosed in the binders to Parent's auditors.


         2.26 Companies are not a party to any contract, lease or commitment with any officer, director or shareholder (or any affiliate of any such officer, director or shareholder) of Companies, nor are there any loans outstanding to or from any of such persons from Companies except as reflected on the Companies balance sheets.

         2.27 Companies are not a party to or subject to any agreement or instrument or subject to any charter or other corporate restriction or any other judgment, order, writ, injunction, decree, rule or regulation which adversely affects the business, operations, prospects, properties, assets or conditions, financial or otherwise, of Companies.

         2.28 None of the written information and documents furnished or to be furnished by the Companies, Shareholders or any of their representatives or agents to Parent or any of its representatives or agents in connection with the preparation, execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby is or will be incomplete, false, misleading, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated to make the statements therein not misleading.

         2.29 This Agreement constitutes the legal, valid and binding obligation of Companies, enforceable against it in accordance with its terms. Companies are corporations duly organized, validly existing and in good standing under the laws of the State of Minnesota.

         2.30 Shareholders are the record and beneficial owners of all the Shares.

         2.31 Neither Companies nor Shareholders are a party to any agreement, arrangement or understanding which will survive this transaction with respect to the sale or other disposition of any Shares (including, without limitation, any options, warrants, calls, rights or other commitments relating thereto).

         2.32 The execution, delivery and performance of this Agreement by Companies and Shareholders and the consummation by Companies and Shareholders of the transactions contemplated hereby do not require the consent, waiver, approval, license or authorization of any person or public authority, do not violate, with or without the giving of notice and/or the passage of time, any provision of law applicable to Companies or Shareholders and do not conflict with or result in a breach or termination of any provision of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of Companies pursuant to any corporate charter, by-law, mortgage, deed of trust, indenture or other agreement or instrument, or any other, judgment, decree, statute, regulation or any other restriction of any kind or character, to which Companies or Shareholders is a party or by which Companies or Shareholders or any of Companies' assets and properties may be bound.

         2.33 Companies possess all patents, licenses, trade names, trademarks, service marks, brandmarks, brand names, copyrights, know-how, formula, and other proprietary and trade rights necessary for the conduct of its businesses as now conducted, subject to no restrictions and without any known conflict with the rights of others, and no one has made any claims (nor has any threat to make any such claims been communicated to Companies or Shareholders) that Companies are in violation or infringement of any patent, patent license, trade name, trademark, service mark, brandmark, brand name, copyright, know-how, formula or other propriety or trade rights of any third party.

         2.34 Companies will promptly notify Parent of the existence or happening of any fact, event or occurrence which may tend to alter the accuracy or completeness of any representation, covenant, warranty or agreement of Companies in this Agreement.

                  (a) There are no events, actions, notices, causes, lawsuits, proceedings or other matters of any nature whatsoever which would trigger the indemnification provision set forth in Article V, nor any have been threatened against Companies.

                  (b) There are no lawsuits, actions, proceedings, or governmental proceedings pending nor have any been threatened against the Companies or Shareholders title or right to convey the Shares of Companies, nor have any been threatened.

                  (c) All of the representations, covenants, warranties and agreements of Companies set forth herein shall be true and correct as of the Closing Date, shall be deemed to have been ratified and approved by Companies act of closing, and shall survive the closing.


                                   ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS
            --------------------------------------------------------

         Parent and Merger Subs hereby, jointly and severally, represent and warrant to the Companies and Shareholders that:

         3.1 Organization and Qualification. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power or authority could not reasonably be expected to have a material adverse effect. The Parent is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not reasonably be expected to have a material adverse effect.

         3.2 Contractual Obligations; Absence of Claims.

         (a) Parent and Merger Subs have not breached any material representation, warranty or covenant contained in any material contract, agreement or instrument to which the Parent and Merger Subs are a party and the Parent and Merger Subs are not in default with respect thereto. The Parent and Merger Subs have no knowledge that any other party to any such material contract, agreement or instrument is in default or is claimed to be in default in complying with any provision thereof or has committed or permitted any event which, with notice or the passage of time or both, would constitute such a default. Each such material contract, agreement and instrument is in full force and effect and is valid and binding upon the parties thereto. Parent and Merger Subs' representations under this Section 3.2(a) are made with the limitation, as agreed to by the parties hereto, that said representations shall not, in and of itself, cause a total liability of over $50,000 to Companies and/or Shareholders by Parent and/or Merger Subs.

         (b) Except for any litigation associated with David Loppert, a former officer, director, and employee of Windsortech, Inc., no action, suit, proceeding, investigation or claim is pending or threatened against or with respect to the Parent or Merger Subs or any properties or assets of Parent or Merger Subs, nor is there any valid basis for any such action, suit, proceeding, investigation or claim.

         3.3 Authority Relative to this Agreement. Each of Parent and Merger Subs have all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Subs and the consummation by Parent and Merger Subs of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Subs, and no other corporate proceedings on the part of Parent and Merger Subs are necessary to authorize this Agreement or to consummate the transactions contemplated thereby. This Agreement has been duly and validly executed and delivered by Parent and Merger Subs and, assuming the due authorization, execution and delivery by the Companies, constitutes a legal, valid and binding obligation of Parent and Merger Subs enforceable against each of them in accordance with its terms.

         3.4 No Conflict, Required Filings and Consents.

         (a) The execution and delivery of this Agreement by Parent and Merger Subs do not, and the performance of this Agreement by Parent and Merger Subs will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of Parent or Merger Subs, (ii) conflict with or violate any law, rule, regulation, order, judgement or decree applicable to Parent or any of its subsidiaries or by which its or their respective properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or impair Parent's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Parent or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or its or any of their respective properties are bound or affected.

         (b) The execution and delivery of this Agreement by Parent and Merger Subs do not, and the performance of this Agreement by Parent and Merger Subs will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except for the requirements, if any, of applicable U.S. federal and state securities laws.

         3.5 Disclosure. No representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to Companies or Shareholders pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

         3.6 No Prior Activities. As of the date hereof and the Effective Time, except for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement and except for this Agreement and any other agreements or arrangements contemplated by this Agreement, Merger Subs have not and will not have incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any person or entity.


                                   ARTICLE IV

                            CONDITIONS TO THE MERGER
                            ------------------------

         4.1 Conditions Applicable to Parent. Parent's obligations to complete the transactions provided for herein shall be subject to (i) the performance by the Companies of all of its obligations and agreements to be performed on or before the Closing Date, (ii) obligations and the accuracy and correctness of the representations, covenants, agreements and warranties of the Companies contained herein, both as of the date hereof, as of the Closing Date and thereafter, and (iii) the further conditions that:

                  (a) There shall have been no material adverse error, misstatement or omission in the representations, covenants, agreements and warranties of Companies, nor any failure to state or disclose any fact or circumstance necessary to make any statement, warranty, covenant, representation or agreement of Companies herein not misleading;

                  (b) The business and properties of Companies shall not have been adversely affected in any way as a result of any act of God, fire, accident, strike, lock out, combination of workmen, embargo, riot, condemnation, confiscation, or other casualty excepting fire, accident or other casualty, the loss resulting from which shall be or has been fully covered by insurance, unless such loss would adversely interfere with the operation of a substantial portion of Companies businesses, in which case Parent may, at its option, cancel this Agreement;

                  (c)  Parent  shall  have  received   opinions  from  David  L.
Vegemast, counsel for the Companies, in a form and substance satisfactory to the Parent and its counsel to the effect that:

                  (i) Companies are duly incorporated and existing and in good standing under the laws of the State of Minnesota and have the power to own and lease property and to carry on their businesses as and where such businesses are now conducted, including, and without limitation, the State of Minnesota.

                  (ii) The Shares of common stock being exchanged hereunder by Companies constitute all the issued and outstanding shares of the capital stock of Companies and all of such Shares are fully paid and non-assessable.

                  (iii) Companies are  corporations  duly  organized and validly existing in good standing under the laws of the State of Minnesota. This Agreement has been duly executed and delivered by Companies and is a valid and binding obligation of Companies in accordance with its terms;

                  (d) There shall not be any actual, or in the opinion of Parent, threatened action or proceeding by or before any court or other governmental body or agency which seeks to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might materially and adversely affect the right of Parent to operate or control Companies after the Closing Date or the right of Companies to conduct their business operations from and after the Closing Date; and

                  (e) The leases shall be in good standing and Companies shall not have received any notice of default or termination from a lessor thereunder.

                  4.2  Conditions  to   Obligations   of  the   Companies.   The
obligations of the Companies to effect the Mergers are also subject to the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Parent and Merger Subs contained in this Agreement shall be true and correct in all respects on and as of the Effective Time, except for (i) changes contemplated by this Agreement and, (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date); and

                  (b) Agreements and Covenants. Parent and Merger Subs shall have performed or complied in all materials respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Date.





                                    ARTICLE V

                               GENERAL PROVISIONS
                               ------------------

         5.1      Indemnification.
                  ----------------

            (a)   Charter and Bylaws.

                  (i) Parent agrees that all rights to indemnification or exculpation now existing in favor of the employees, agents, directors or officers of the Companies (the "Companies Indemnified Parties") as provided in its charter or Bylaws shall continue in full force and effect for a period of not less than one year from the Closing Date. Any determination required to be made with respect to whether a Companies Indemnified Parties conduct complies with the standards set forth in the charter or Bylaws of the Companies or otherwise shall be made by independent counsel selected by the Companies Indemnified Parties reasonably satisfactory to the Surviving Companies (whose fees and expenses shall be paid by the Surviving Companies). This Section 5.1 shall not apply with respect to: (i) any breach of Shareholders' duties of loyalty to the Parent and Merger Subs or their stockholders, (ii) for acts or omissions by Shareholders not in good faith or that involve intentional misconduct or a knowing violation of the law; or (iii) for any action in violation of a warranty, representation or covenant of this Agreement.

                  (ii) This Section shall survive the consummation of the Mergers at the Effective Time, is intended to benefit the Companies, the Surviving Companies and the Companies Indemnified Parties, shall be binding on all successors and assigns of the Surviving Companies and shall be enforceable by the Companies Indemnified Parties.

                  (b) Survival of Representations and Warranties. The representations and warranties of Companies and Shareholders made in this Agreement and in the documents and certificates delivered in connection herewith, shall survive the Merger from the Closing Date and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers or directors, whether prior to or after the execution of this Agreement until four (4) years from the Closing Date (the "Cutoff Date"). No claim for indemnification under this Section 5.1 for breach of a representation or warranty may be commenced after the Cutoff Date; provided, however, that claims made within the applicable time period shall survive to the extent of such claim until such claim is finally determined, settled or resolved and, if applicable, paid.

                  (c) Indemnification of Parent and Merger Subs. The Companies and the Stockholder Representatives (as defined herein) each hereby agree to indemnify and hold harmless each of Parent, Merger Subs, the Surviving Companies and each of their respective subsidiaries and affiliates (each in its capacity as an indemnified party, an "Indemnitee") at all times from and after the date of this Agreement from and against any loss, liability, damage, or expense suffered or incurred ("Damages") as a result of the occurrence of any of the following:

                         (i)  A  breach  of  any   obligation  of  Companies  or
Shareholders of this Agreement, or because any representation, covenant, agreement or warranty by Companies or Shareholders contained herein, or in any document furnished or required to be furnished pursuant to this Agreement by Companies or Shareholders to Parent or Merger Subs or any of its representatives, or in any documents furnished to Parent or Merger Subs in connection with the closing hereunder, shall be false or misleading or omits to state any material fact required to be stated to make the statements therein not misleading; and

                         (ii)  Any  and  all  claims,  demands,  losses,  costs,
expenses, obligations, liabilities, damages, suits, actions, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that Indemnitee shall incur or suffer, which arise, result from, or relate to (1) any breach of, or failure by Companies or Shareholders or by Companies or Shareholders to perform, any of its representation, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished under this Agreement, or (2) any item of work performed by Companies or Shareholders prior to the Closing Date.

                  (d) Third Person Claims. Promptly after an Indemnitee has received notice of or has knowledge of any claim by a person not a party to this Agreement (Third Person") or the commencement of any action or proceeding by a Third Person, the Indemnitee shall give Joel L. Owens and Jolene L. Owens (the "Stockholder Representatives") written notice of such claim or the commencement of such action or proceeding; provided, however, that the failure to give such notice will not effect the Indemnitees' right to indemnification hereunder with respect to such claim, action or proceeding, except to the extent that the Stockholders' Representatives have, or the stockholders have, been actually prejudiced as a result of such failure. The Stockholder Representatives shall notify the Indemnitee within seven (7) days from the receipt of the foregoing notice that they wish to defend against the claim by the Third Person. The Indemnitee may participate in the defense of any such claim for which the Stockholder Representatives shall have assumed the defense provided that counsel for the Stockholder Representatives shall act as lead counsel in all matters pertaining to the defense or settlement of such claims, suit or proceedings; provided, however, that Indemnitee shall control the defense of any claim or proceeding that in Indemnitee's reasonable judgment could have a material and adverse effect on Indemnitee's business apart from the payment of money damages. The Indemnitee shall be entitled to indemnification for the reasonable fees and expenses of its counsel for any period during which the Stockholder Representatives have not assumed the defense of any claim. Whether or not the Stockholder Representatives shall have assumed the defense of any claim, neither the Indemnitee nor the Stockholder Representatives shall make any settlement with respect to any such claim, suit or proceeding without the prior consent of the other, which consent shall not be unreasonably withheld or delayed. It is understood and agreed that in situations where failure to settle a claim expeditiously could have an adverse effect on the party wishing to settle, the failure of the party controlling the defense to act upon a request for consent to such settlement within five business days of receipt of notice thereof shall be deemed to constitute consent to such settlement for purposes of this Section 5.1.

                  (e) Limitations on Indemnification. No indemnified party shall be entitled to indemnification under this Section 5.1 for Damages relating to breaches of representations and warranties set forth herein or in any certificate or document delivered in connection herewith all as provided in Section 5.1(c), until the aggregate amount of Damages incurred by such person or persons exceeds U.S. $10,000, in which event such indemnified party or parties shall be entitled to indemnification for all Damages.

         5.2 Operation of Business Pending Closing. Companies warrant, represent and covenant that pending the Closing Date, Companies shall continue to conduct their businesses and operations only in the ordinary course, Companies shall use their best efforts to preserve the business organization intact, shall, subject to normal fluctuations, maintain substantially the same balance of cash, accounts receivable, and inventory as existed on March 31, 2004, and shall maintain its books of account in a manner which fairly and accurately reflects its income, expenses and liabilities in accordance with generally accepted accounting principles consistently applied. Companies warrant, represent and covenant that during such period, unless Parent may have given such consent thereto in writing, which consent may be arbitrarily withheld, Companies will not:

                  (a) Incur an obligation or liability, absolute or contingent, other than current liabilities incurred in the ordinary and usual course of its business.

                  (b) Incur any indebtedness for money borrowed, make any loans or advances to any individual, firm or corporation or assume, guarantee, endorse or otherwise become responsible for the obligations of any individual, firm or corporation.

                  (c) Subject any of their properties or assets to a mortgage, pledge, lien or other encumbrance.

                  (d) Sell or transfer any of their properties other than in the ordinary and regular course of business.

                  (e) Make any investment or expenditure of a capital nature exceeding $1,000 in amount.

                  (f) Enter into any contracts or commitments other then in the normal course of business except those disclosed to Parent by Companies and/or the Shareholders.

                  (g) Use any of their assets or properties except for proper corporate purposes.

                  (h) Modify, amend, cancel or terminate any existing agreement except in the ordinary and usual course of its business.

                  (i) Increase the compensation payable or to become payable to any of its officers, employees or agents; nor declare or pay any dividends or bonuses, or enter into any retirement arrangement, with any of the said officers, employees or agents; except the parties agree that shareholder distributions shall be distributed by Companies to Shareholders at a combined federal and state rate of 43 percent of ordinary income attributable to Shareholders through April 30, 2004.

         5.3 Access to Books and Records. During the period from the date of this Agreement to the Closing Date, Companies will cause Companies to afford representatives of Parent free access to the offices, records, files, books of account and tax returns of Companies, provided the same shall not unreasonably interfere with normal operations, and cause Companies to make its employees and officers available for consultation with and interview by representatives of Parent and to make all its plants and properties available for inspection by any accountants, attorney, appraiser or other duly authorized representative of Parent. Following the Closing Date, Parent will, upon request by Companies or its representatives, make available to Parent access to Companies books and records, or upon request and at Companies expense, will make and deliver copies to Parent of any required records maintained by Companies.

         5.4 Additional Parent Indemnification of Shareholders. Parent agrees to indemnify and hold harmless and pay Shareholders for any additional federal and state tax liability should the Internal Revenue Service ("IRS") and/or Minnesota Revenue reject the Mergers as Section 368 qualifying transactions. In order for this indemnity and hold harmless to be effective, Shareholders shall allow Parent, at Parent's sole cost and expense, to take all actions necessary to challenge the IRS' and/or Minnesota Revenue positions. Shareholders shall cooperate with Parent in this endeavor. Shareholders shall reimburse Parent, on a pro-rata basis, for any actual tax paid, without interest, as Shareholders sell Parent Shares acquired under Section 1.6(a). In addition, Shareholders shall be required to pledge Parent Shares and/or agree to reduced consideration under this Agreement or compensation under Joel L. Owens' employment agreement necessary in amount to provide adequate collateral and/or reimbursement for tax paid by Parent under this Section.

         5.5 Transactions at Closing. Parent, Companies and Shareholders agree that, subject to and in addition to the terms and conditions herein elsewhere set forth, at the Closing:

                  (a) Parent shall form Merger Subs. Companies shall effectively merge into Merger Subs. In exchange for said Merger Subs, Parent shall fulfill its stock and cash obligations as set forth in this Agreement.

                  (b)  Shareholders  will surrender  their Shares as required by
Section 1 hereof.

                  (c) Parent will deliver to Joel L. Owens and Jolene L. Owens cashiers checks or wire transfer amounts specified in Section 1.6 hereof.

                  (d) Companies  will deliver to Parent the opinion  required by
Section 4.1(c) hereof.

                  (e) Companies will deliver to Parent a corporate resolution of Companies authorizing the Mergers pursuant to the terms of this Agreement and the execution of all necessary documents in connection with such transactions.

                  (f) Joel L. Owens will execute an employment agreement with Parent and/or Merger Subs, a copy of said agreement is attached hereto as
Exhibit 5.5(f) in its substantially executable form.

                  (g) Shareholder Joel L. Owens will use best efforts to cause employees to execute employment agreements with Parent and/or Merger Subs.

                  (h) Execute any other documents the parties deem necessary to carry out this Agreement, including formation of entities necessary for this transaction to comply with Section 368 of the Code.

         5.6 Documents of Further Assurance. All parties to this Agreement shall from time to time execute and deliver all such instruments and documents of further assurance, conveyance, confirmation of title, or otherwise, and will do any and all such acts and things as may be necessary and requested by a party to carry out the obligations of the Mergers and to consummate the transactions contemplated thereby.

         5.7 Addition of Exhibits. If any exhibit or document referred to herein shall not have been attached hereto or delivered to Parent at the time of the execution of this Agreement of if any such exhibit shall be incomplete at such time, such exhibits shall be later attached as soon as completed but not later than the Closing Date, and such exhibits shall, as later attached or completed, for all purposes, be deemed a part of this Agreement as if attached hereto at the time of execution. All such exhibits which are not complete or attached on the date of execution of this Agreement shall be subject to approval by Parent, in Parent's sole discretion. In the event Parent does not approve any such exhibit, in Parent's sole discretion, then Parent may terminate this Agreement within ten (10) days after Parent's actual receipt of the exhibit, in which event, all parties shall be released from any further liability or obligation hereunder and all deposits or other sums paid by Parent shall be immediately returned to it. All exhibits referred to herein are made a part hereof.

         5.8 Expenses of Sale and Purchase. Parent shall pay any expenses incurred by it for services of counsel, accountants or otherwise in connection with this Agreement or the consummation thereof, and no part thereof shall be charged to or paid by Companies, and Companies shall pay any and all such expenses they incur in the same connection.

         5.9 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if actually delivered in person, or transmitted by a nationally recognized overnight delivery service (e.g., Federal Express, Purolator, etc.), or transmitted via telecopy followed by transmittal on the same date certified mail, return receipt requested, or mailed by certified mail, return receipt requested, postage prepaid as follows (or to such other address as a party gives notice of to other parties):

                  (a) If to Companies or Shareholders, to Joel L. Owens, 8895 Legends Club Drive, Prior Lake, MN 55372, telephone: 952-226-6658, facsimile:
952-226-6659 with copy to David L. Vegemast, Esq., David L. Vegemast, P.A., 15600 Wayzata Blvd., Suite 305, Wayzata, MN 55391,
telephone:  952-476-1515, facsimile: 952-476-7675.

                  (b) If to Parent or Merger Subs, to WindsorTech, Inc., 241 Tradewinds Drive, Palm Beach, FL 33480, with copy to Alan M. Burger, Esq., Burger, Trailor & Farmer, P.A., 1601 Forum Place, Suite 404, West Palm Beach, Florida 33401, telephone: 561-689-1663, facsimile: 561-689-1707.

         All such notices shall be deemed to have been given on the date of first receipt by the addressee, of if the addressee is unavailable, unwilling or refuses to accept such receipt, then (except for telecopy notice) on the date of first attempted weekday delivery, all as shown on the delivery receipt therefor.

         5.10 Construction of Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

         5.11 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         5.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         5.13 Brokerage. Each party represents and warrants to the other parties that neither it nor any of its agents have directly or indirectly dealt with, been shown or otherwise consulted any broker or agent thereof in connection with the Mergers or related transactions. The parties will indemnify and hold each other harmless against any claims, losses, liabilities, damages, actions and expenses for fees and commissions for brokerage or other commissions which may be due or payable to any persons by reason of any act, statement or commitment to such persons by another party.

         5.14 Waivers and Amendments.

                  (a) The parties hereto may, by written notice to the other parties, (i) extend the time for the performance of any of the obligations or other actions of the other; (ii) waive any inaccuracies in the representations or warranties of the other parties contained in this Agreement; (iii) waive compliance with any of the covenants of the other parties contained in this Agreement; and (iv) waive or modify performance of any of the obligations of the other parties. Any such waiver shall be effective only if made in writing signed by the party to be charged with such waiver, and then only to the specific extent waived in such writing, which waiver shall not be deemed to extend to any other or subsequent matters or circumstances.

                  (b) This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No failure on the part of any party to exercise and no delay in exercising, any rights power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         5.15 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

         5.16 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         5.17 Separability. In case any provision in this Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         5.18 Accounting Terms. Each accounting term not defined in this Agreement, and each accounting term partly defined in this Agreement to the extent not defined, shall have the meaning given to it under generally accepted accounting principles consistent with those in effect on the date of this Agreement.

         5.19 Attorney Fees. In the event any suit, proceeding or legal action is brought by a party hereto in connection with this Agreement, the prevailing party shall be entitled to an award of all costs and reasonable attorneys' fees incurred at all pre-trial, trial and appellate levels.

         5.20 Guarantor Indemnification. Joel L. Owens and Jolene L. Owens have personally guaranteed certain loans the terms of which have been previously disclosed to Parent. Parent hereby agrees to use reasonable efforts to have said guarantees released and shall use best efforts to have said guarantees released within sixty (60) days from the Closing Date. If the appropriate lending institutions do not agree to release any or all of the personal guarantees, Parent hereby agrees to indemnify Joel L. Owens and Jolene L. Owens in the event of a default on any of the obligations created by the loans. Further, Parent agrees to indemnify and hold harmless Joel L. Owens and Jolene L. Owens, their heirs, executors, representatives and assigns (an "Indemnified Person") from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any default of said loans. The indemnification set forth herein shall be in addition to any liability which Parent may otherwise have to the Indemnified Person. Within five
(5) days of receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under this

Subsection above, such Indemnified Person shall submit notice thereof to Parent, as the case may be (sometimes referred to as an "Indemnifying Person"). The failure of the Indemnified Person to notify the indemnifying person of any such claim shall relieve the indemnifying person from any liability it may have hereunder.

         5.21 Patriot Act. All parties to this Agreement certify that they have not been designated, and are not owned or controlled by a "suspected terrorist" as defined in Executive Order 13224. The parties seek to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the parties hereby represent, warrant and agree that: (i) none of the cash or property that the Parent will use to consummate the Mergers or has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; (ii) no disbursement by Parent shall cause any party to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001; (iii) All parties have complied with the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 and/or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 and Companies business is not derived from, or related to, any activity that is deemed criminal under United States law. Parent shall promptly notify Companies if any of these representations ceases to be true and accurate regarding Parent. All parties agree to provide any additional information regarding any other party hereto as deemed necessary to ensure compliance with all applicable laws concerning money laundering and similar activities. The parties hereto understand and agree that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the parties may undertake appropriate actions to ensure compliance with applicable law or regulation.

         IN WITNESS WHEREOF, the parties hereto, duly authorized, have executed this Agreement effective the day and year first written above.



   WINDSORTECH, INC.:                           QUALTECH SERVICES
                                                ACQUISITION CORPORATION:

   By:  __________________________              By: __________________________
         Name:                                         Name:
         Title:                                        Title:

   QUALTECH INTERNATIONAL                       QUALTECH INTERNATIONAL
   ACQUISITION CORPORATION:                     CORPORATION:


   By:  __________________________              By: __________________________
         Name:                                         Name:
         Title:                                        Title:


   QUALTECH SERVICES GROUP, INC.                QUALTECH SERVICES GROUP,
                                                INC. SOLE SHAREHOLDER:

   By:  __________________________               _____________________________
          Name:                                  Jolene L. Owens
          Title:


   QUALTECH INTERNATIONAL
   CORPORATION SOLE SHAREHOLDER:


   ______________________________
   Joel L. Owens

                                   EXHIBIT 1.2


                 QUALTECH INTERNATIONAL ACQUISITION CORPORATION/
                 -----------------------------------------------
                       QUALTECH INTERNATIONAL CORPORATION
                       ----------------------------------


           CERTIFICATES OF MERGER (DGCL) AND ARTICLES OF MERGER (MBCA)
           -----------------------------------------------------------

                                   EXHIBIT 1.2


                QUALTECH SERVICES GROUP ACQUISITION CORPORATION/
                 -----------------------------------------------
                          QUALTECH SERVICES GROUP, INC.
                        --------------------------------


           CERTIFICATES OF MERGER (DGCL) AND ARTICLES OF MERGER (MBCA)
            ---------------------------------------------------------

                                 EXHIBIT 2.4(a)

                        FINANCIAL STATEMENTS - 2002, 2003
                     --------------------------------------

                                 EXHIBIT 2.4(b)

               FINANCIAL STATEMENTS - PERIOD ENDED MARCH 31, 2004
               ---------------------------------------------------

                                  EXHIBIT 2.11

                               ACCOUNTS RECEIVABLE
                               -------------------

                                  EXHIBIT 2.12

                                      MARKS
                                      -----








QualTech International Corporation has established the trade name "QualTech International".


QualTech Services Group, Inc. has established the trade names "QualTech Services" and "QualTech Services Group".

                                  EXHIBIT 2.14

                               ANNUAL COMPENSATION
                             ----------------------

                                  EXHIBIT 2.16

                               INSURANCE POLICIES
                               -------------------

                                  EXHIBIT 2.18

                                LEGAL PROCEEDINGS
                               -------------------





QualTech International Corporation is a respondent to an unemployment compensation benefits claim appeal to the Minnesota Department of Employment and Economic Development by a former employee. The maximum exposure to QualTech International Corporation is approximately $2,500 in the form of additional unemployment compensation contributions to the state of Minnesota.

                                 EXHIBIT 5.5(f)

                       EMPLOYMENT AGREEMENT - JOEL L.OWENS
                       -----------------------------------